UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022

Kairous Acquisition Corp. Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41155	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 9-3, Oval Tower @ Damansara, No. 685,Jalan Damansara, 60000 Taman Tun Dr. Ismail, Kuala Lumpur, Malaysia	60000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +603 7733 9340

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of one ordinary share	KACLU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	KACL	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one ordinary share at an exercise price of $11.50 included as part of the units	KACLW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	KACLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material definitive Agreement.

The Merger Agreement

On December 9, 2022, Kairous Acquisition Corp. Limited, a Cayman Islands exempted company (“KACL” or “Parent”), entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between KACL, KAC Merger Sub 1, a Cayman Islands exempted company and wholly owned subsidiary of the Parent (“Purchaser”), KAC Merger Sub 2, a Cayman Islands exempted company and wholly owned subsidiary of Purchaser (“Merger Sub”), Wellous Group Limited, a Cayman Islands exempted company (the “Company”), the shareholders of the Company (each, a “Shareholder” and collectively, the “Shareholders”), and the principal beneficial owners of the Company (the “Principal Owners”), pursuant to which (a) KACL will be merged with and into Purchaser (the “Reincorporation Merger”), with Purchaser surviving the Reincorporation Merger, and (b) Merger Sub will be merged with and into the Company (the “Acquisition Merger”), with the Company surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company.

Consideration

Pursuant to the Merger Agreement, Purchaser will issue 26,732,672 ordinary shares with a deemed price per share US$10.10 for a total value of $270,000,000 (“Aggregate Stock Consideration”) to the Shareholders, among which, 26,465,345 ordinary shares (the “Closing Payment Shares”) will be delivered to the Shareholders at the Closing and 267,327 ordinary shares will be held back by Purchaser for one year after the Closing as security for indemnification obligation of the representations and warranties of the Company, the Shareholders and the Principal Owners as set forth in the Merger Agreement (the “Holdback Shares”).

The Earnout

Up to an additional 5,400,000 ordinary shares may be issued to the Shareholders as contingent post-closing earnout consideration. The earnout milestones are in three tiers, and are based on Purchaser’s performance during the years 2023 through 2027, with specific targets tied to the trading price of Purchaser’s ordinary shares, Purchaser’s market capitalization and Purchaser’s net profit after tax. Appendix A to the Merger Agreement sets forth additional details regarding the earnout.

The Closing

KACL and the Company have agreed that the closing of the Business Combination (the “Closing”) shall occur no later than September 30, 2023 (the “Outside Date”). The Outside Date may be extended upon the written agreement of KACL and the Company.

Minimum Cash at Closing

The Company has agreed that as of the date of the Closing, the Company will have minimum cash equal to no less than $5,600,000 (“Minimum Cash”). To the extent that the Company has less than the Minimum Cash amount as of the Closing, then the Shareholders and/or the Principal Owners shall make up the difference in cash. To the extent that the Company has more than the Minimum Cash amount as of the Closing, then Purchaser shall pay the difference by issuing additional Purchaser ordinary shares to the Shareholders at a value of $10.10 per share.

Conversion of Promissory Notes

KACL and Karious Asia Limited (the “Sponsor”) have agreed to cause all outstanding promissory notes issued to the Sponsor as of the Closing to be settled by converting them into Purchase ordinary shares to the Sponsor at a value of $10.10 per share.

Representations and Warranties

In the Merger Agreement, the Company makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) relating to, among other things: (a) corporate existence and power of the Company and its subsidiaries (together, the “Company Parties”) and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) no need for governmental authorization for the execution, delivery or performance of the Merger Agreement and additional agreements thereto (the “Additional Agreements”); (d) absence of conflicts; (e) capital structure of the Company; (f) subsidiaries of the Company; (g) accuracy of charter documents and corporate records of the Company Parties; (h) accuracy of the list of all assumed or “doing business as” names used by the Company Parties; (i) required consents and approvals; (j) financial information; (k) books and records; (l) absence of certain changes or events; (m) title to assets and properties and list of customer products sold; (n) litigation; (o) material contracts; (p) licenses and permits; (q) compliance with laws; (r) ownership of intellectual property; (s) distributors; (t) accounts receivable and payable and loans; (u) pre-payments; (v) employees and benefits; (w) employment matters; (x) withholding; (y) leased property; (z) tax matters; (aa) environmental laws; (bb) finders’ fees; (cc) powers of attorney and suretyships; (dd) directors and officers; (ee) international trade matters and anti-bribery compliance; (ff) that the Company is not an investment company; (gg) insurance; (hh) affiliate transactions; (ii) privacy laws; (jj) specified food and drug laws; (kk) board approval, (ll) corporate reorganization; (mm) the truthfulness of other information; and (nn) other customary representations and warranties.

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In the Merger Agreement, KACL, on its behalf and also on behalf of Purchaser and Merger Sub (together, the “Parent Parties”), makes certain representations and warranties relating to, among other things: (a) proper corporate existence and power; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) no need for governmental authorization for the execution, delivery or performance of the agreement and Additional Agreements; (d) absence of conflicts; (e) finders’ fees; (f) issuance of the Aggregate Stock Consideration; (g) capital structure; (h) information supplied; (i) minimum trust fund amount; (j) validity of Nasdaq Stock Market listing; (k) that KACL is a public reporting company; (l) no market manipulation; (m) board approval; (n) KACL’s SEC documents and financial statements; (o) absence of litigation; (p) compliance with laws; (q) anti-money laundering laws; (r) sanctions laws; (s) that KACL is not an investment company; and (t) tax matters.

Conduct Prior to Closing; Covenants Pending Closing

The Company and the Parent Parties have agreed to operate their respective business in the ordinary course, consistent with past practices, prior to the closing of the transactions (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party.

The Merger Agreement also contains customary closing covenants.

Conditions to Closing

General Conditions to Closing

Consummation of the Merger Agreement and the transactions therein is conditioned on, among other things, (i) no provisions of any applicable law and no order prohibiting or preventing the consummation of the closing; (ii) there not being any action brought by a third party that is not an affiliate of the parties hereto to enjoin or otherwise restrict the consummation of the closing; (iii) all consents, approvals and filings required to consummate the transactions contemplated by the Merger Agreement shall have been made or obtained; (iv) the SEC having declared the registration statement with respect to the Business Combination effective, and no stop order suspending the effectiveness of the registration statement or any part thereof having been issued; (v) the Merger Agreement, each of the Additional Agreements and the transactions contemplated thereby, having been duly authorized and approved by the shareholders of Purchaser; (v) the Merger Agreement, each of the additional agreements as described in the Merger Agreement and the transactions contemplated thereby, having been duly authorized and approved by the Shareholders; (vi) all required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 shall have been made and any applicable waiting period shall have been completed; and (vii) as of the Closing, the Purchaser shall have at least $5,000,001 in net tangible assets.

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Company’s Conditions to Closing

The obligations of the Company to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

● the Parent Parties complying with all of their obligations under the Merger Agreement in all material respects;

● the representations and warranties of the Parent Parties being true on and as of the date of the Merger Agreement and the closing date of the transactions except as would not be expected to have a material adverse effect;

● the Parent Parties complying with the reporting requirements under the applicable Securities Act and Exchange Act;

● the Company having received a duly executed opinion from the Parent Parties’ Cayman Islands counsel in form and substance reasonably satisfactory to it;

● there having been no material adverse effect to the Parent Parties; and

● Purchaser having remained listed on Nasdaq and the additional listing of the shares issued as consideration for the Merger Acquisition shall have been approved by Nasdaq.

Parent Parties’ Conditions to Closing

The obligations of the Parent Parties to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

● the Company complying with all of its obligations under the Merger Agreement in all material respects;

● the representations and warranties of the Company being true on and as of the date of the Merger Agreement and the closing date of the transactions except as would not be expected to have a material adverse effect;

● there having been no material adverse effect to the Company;

● the Parent Parties having received copies of all necessary governmental approvals, and no such governmental approval shall have been revoked;

● the Parent Parties having received duly executed opinions from the Company’s Cayman Islands counsel in form and substance reasonably satisfactory to them;

● the Parent Parties having received a copy of each of the Additional Agreements to which the Company is a party, duly executed by the Company and in full force and effect, as well as a copy of each of the Additional Agreements duly executed by all required parties thereto, other than Parent or the Company; and

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● The Parent Parties having received copies of certain third party consents, and no such consents have been revoked.

Termination

The Merger Agreement may be terminated and/or abandoned at any time prior to the Closing, whether before or after approval of the proposals being presented to the shareholders of Purchaser, by:

● mutual written consent of the Parent Parties and the Company;

● any of the Parent Parties, if any of the representations or warranties of the Company shall not be true and correct, or if the Company has failed to perform any covenant which, if capable of being cured is not cured (or waived by the Parent Parties) by the earlier of (i) the Outside Date or (ii) 20 days after written notice thereof is delivered to the Company, provided that the Parent Parties are not in breach of the Merger Agreement at such time; or if the Company has not delivered its audited 2021 financial statements on or before January 31, 2023, or its audited 2022 financial statements on or before May 31, 2023;

● the Company, if any of the representations or warranties of the Parent Parties shall not be true and correct, or if any Parent Party has failed to perform any covenant which, if capable of being cured is not cured (or waived by the Company) by the earlier of (i) the Outside Date or (ii) 20 days after written notice thereof is delivered to the Parent Parties, provided that the Company is not in breach of the Merger Agreement at such time; or

● the Company or any Parent Party on or after the Outside Date, (i) if the Acquisition Merger shall not have been consummated prior to the Outside Date; provided, however, that the terminating party shall not be in breach of the Merger Agreement as of the date of such termination; (ii) if any governmental order preventing the consummation of the Business Combination shall be in effect and shall have become final and non-appealable; or (iii) if any of the matters to be approved by Purchaser’s shareholders in connection with the Business Combination are not so approved.

Indemnification

The Holdback Shares shall be issued to the Shareholders at the Closing but held back by Purchaser as security for the indemnification obligations of the Company, the Shareholders and the Principal Owners for a period of twelve months after the Closing.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

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Related Agreements

Shareholder Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain Shareholders, representing 90% of voting power of the Company, entered into a support agreement (the “Shareholder Support Agreement”), pursuant to which such Shareholders agree to, among other things, vote their shares in favor of the Merger Agreement and the proposed Business Combination in connection with a shareholder meeting called or in connection with any written consent of the shareholders of the Company to seek the requisite company vote for the Merger Agreement and the transactions contemplated therein.

The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain holders of KACL common stock, representing 52.0% of the voting power of KACL, entered into a support agreement (the “Sponsor Support Agreement”), pursuant to which such holders agreed to, among other things, agree to vote their shares in favor of the Merger Agreement and the Business Combination, and other proposals to be presented to them as described in the proxy statement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Amendment to Underwriting Agreement

On December 8, 2022, Parent and Maxim Group LLC, as representative for the underwriters (the “Underwriters”) in Parent’s initial public offering (the “IPO”), entered into an amendment of the underwriting agreement, dated December 13, 2021 (the “UWA Amendment”). The UWA Amendment provides that the $2,730,000 deferred underwriting fee from the Parent’s IPO (the “Deferred Underwriting Fee”) shall be paid as follows: (a) to the extent that the balance in Parent’s trust account (the “Trust Account”) as of the Closing Date exceeds $2,000,000, such excess shall be applied to the payment of the Deferred Underwriting Fee in cash up to $2,730,000, and (b) any amounts not so paid pursuant to the preceding clause (a) (referred to as the “Deferred Underwriting Balance”) shall be converted into Purchaser ordinary shares at a conversion rate of $10.00 per share (such shares so converted, the “Deferred Underwriting Shares”).

Parent has agreed that Purchaser shall file a resale registration statement that includes the Deferred Underwriting Shares (the “Resale Registration Statement”) no later than 45 days following the closing of the Business Combination, and also shall use its best efforts to achieve prompt effectiveness of the Resale Registration Statement. If, on the date of the Resale Registration Statement is filed, the value of the Deferred Underwriting Shares has fallen below $10.00 per share (based on the volume weighted average price of the Ordinary Shares over the preceding five trading days (the “True-Up Price”), then Purchaser shall issue to the Underwriter (or its designee) such number of additional Purchaser ordinary shares (if any) as shall be required to make the value of the Underwriter Shares equal to the Deferred Underwriting Balance, valued at the True-Up Price. Any additional Ordinary Shares that are so issued pursuant to the preceding sentence shall be included in the Resale Registration Statement.

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The foregoing description of the UWA Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Form of Lock-Up Agreements

Upon the Closing, the Shareholders will execute lock-up agreements (the “Lock-up Agreements”). Pursuant to the Lock-Up Agreements, the Shareholders will, subject to certain customary exceptions, agree not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any Closing Payment Shares and Holdback Shares held by them (the “Lock-up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the date that is two years after the date of the Closing (the “Lock-Up Period”).

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreements, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Form of Registration Rights Agreement

Upon the Closing, certain shareholders of Parent, Shareholders and Purchaser will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, Purchaser will grant certain registration rights to securities of such holders following the Closing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreements, a copy of which is included as Exhibit 10.5 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 12, 2022, KACL and the Company issued a press release announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibits 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

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IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of KACL and the Company to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of the KACL or the Company; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of KACL’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain dealers and retain and hire key personnel and maintain relationships with their dealers and product users and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in the Prospectus dated December 13, 2021 relating to KACL’s initial public offering and in the Registration Statement and proxy statement that will be filed with the SEC by KACL and/or its subsidiary in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and KACL, the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

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Additional Information and Where to Find It

In connection with the transaction described herein, KACL and and/or its subsidiary will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form S-4 or Form F-4 and a proxy statement (the “Registration Statement”). The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the stockholders’ meeting of KACL shareholders relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from KACL. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to KACL at 199 Water Street, 31st Floor, New York, NY 10038. INVESTORS AND SECURITY HOLDERS OF KACL ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT KACL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KACL, THE COMPANY AND THE TRANSACTIONS DESCRIBED HEREIN.

Participants in Solicitation

KACL, the Company and certain shareholders of KACL, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of KACL ordinary shares stock in respect of the proposed transaction. Information about KACL’s directors and executive officers and their ownership of KACL common stock is set forth in the Prospectus dated December 13, 2021 and filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of KACL or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1*	Merger Agreement dated December 9, 2022 by and among KACL, Purchaser, Merger Sub, the Company, the Shareholders and the Principal Owners

10.1	Shareholder Support Agreement dated December 9, 2022 by and among the Company and certain Shareholders of the Company

10.2	Sponsor Support Agreement dated December 9, 2022, by and among KACL and certain holders of KACL ordinary shares

10.3	Amendment to Underwriting Agreement dated December 8, 2022, by and between KACL and Maxim Group LLC, as representative of the Underwriters

10.4	Form of Lock-Up Agreement

10.5	Form of Registration Rights Agreement

99.1	Press Release dated December 13, 2022

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2022

KAIROUS ACQUISITION CORP. LIMITED

By:	/s/ Joseph Lee
Name:	Joseph Lee
Title:	Chief Executive Officer

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